EXHIBIT 5

                           Form of Share Certificate
                          [Face of Share Certificate]

                               NTL INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

No. NI ______  Cusip No. 62940M 10 4                   _______________ Shares

                                 COMMON STOCK

                  This certifies that                                  ,
is the owner of                  fully  paid and  non-assessable  shares of
Common Stock of $0.01 par value each of NTL Incorporated transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                  Dated:

                  NTL INCORPORATED
                  [Corporate Seal]

                  By:

                  --------------------------     --------------------------
                  President                      Secretary

                  Countersigned:

                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                  JERSEY CITY, NJ
                  TRANSFER AGENT AND REGISTRAR

                  By:

                  Authorized Officer

                        [Reverse of Share Certificate]

                               NTL INCORPORATED
                                 COMMON STOCK

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common             UNIF GIFT MIN ACT - ____Custodian _______
 TEN ENT - as tenants by the entireties                        (Cust)         (Minor)
 JT TEN - as joint tenants with right of            Under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                       Act__________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ___________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





                  Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                  Attorney to transfer the said capital stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                      ------------------------------------------------------
                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                      THE   CERTIFICATE   IN  EVERY   PARTICULAR,   WITHOUT
                      ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

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              SIGNATURE(S) GUARANTEED
THE   SIGNATURE(S)   TO  THIS  ASSIGNMENT  MUST  BE
GUARANTEED BY AN "ELIGIBLE  GUARANTOR  INSTITUTION"
AS DEFINED  IN RULE  17Ad-15(2)  PROMULGATED  UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BY AND BETWEEN NTL INCORPORATED (THE "CORPORATION") AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE "RIGHTS AGENT"), DATED AS OF JANUARY 10, 2002 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR TO THE SECRETARY OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.